AB VARIABLE PRODUCTS SERIES FUND, INC.
-AB VPS Multi-Manager Alternative Strategies Portfolio

Supplement dated May 15, 2017 to the Prospectuses and Summary Prospectuses dated May 1, 2017 for AB Variable Products Series Fund, Inc. (the "Prospectuses"), offering Class A and Class B shares of AB VPS Multi-Manager Alternative Strategies Portfolio (the "Portfolio").

AllianceBernstein L.P., the Portfolio's investment adviser (the "Adviser") and the sole holder of Portfolio shares, redeemed the shares of the Portfolio that it owned on May 12, 2017, effectively liquidating the Portfolio.  The Portfolio has not offered its shares to owners of variable insurance contracts held through insurance company separate accounts, and did not have any shareholders other than the Adviser. Subsequent to the redemption and liquidation, the Portfolio will take such steps as are necessary to wind down and terminate.

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This Supplement should be read in conjunction with the Prospectuses for the Portfolio.
You should retain this Supplement with your Prospectus(es) for future reference.
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